                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 1, 1998
                                                  ----------------

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
              (Exact Name of registrant specified in its charter)
               (Originator of the Chase Credit Card Master Trust)


United States                   333-43173               22-2382028
------------------              ---------               ----------
                                (Commission File        (I.R.S. employer
(State or other                 Number)                 Identification No.)
 Jurisdiction of
 Incorporation)

                              802 Delaware Avenue
                          Wilmington, Delaware  19801
                          ---------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000

Item 5.   Other Events
          ------------

          On February 1, 1998, Assignment No. 4 of Receivables in Additional Accounts, dated as of February 1, 1998 (the "Assignment"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor on and after June 1, 1996 and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto in accordance with the terms of the Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996 (the "Second Amended and Restated Pooling and Servicing Agreement"), among Chase USA, as Transferor on and after June 1, 1996, The Chase Manhattan Bank, as Transferor prior to June 1, 1996 and as Servicer ("CMB"), and the Bank of New York, as Trustee.

          Pursuant to the Assignment, approximately $1,339 million of Principal Receivables and approximately $38 million of Finance Charge Receivables in Additional Accounts were added to the Chase Credit Card Master Trust (the "Trust"). On the date of their addition, such Additional Accounts had an average Principal Receivable balance of $1,740.77 and an average credit limit of $6,816.17. The percentage of aggregate total Receivable balance to the aggregate total credit limit for such Additional Accounts was approximately 26%. The average age of such Additional Accounts was approximately 114 months. At February 1, 1998, cardholders whose Accounts were added to the Trust had billing addresses in all 50 states and the District of Columbia. At such date, approximately 68% of such Additional Accounts were standard accounts and approximately 32% were premium accounts and the aggregate Principal Receivable balances of standard accounts and premium accounts, as a percentage of the total aggregate Principal Receivables added to the Trust, were approximately 65% and 35%, respectively. The Servicer does not believe that the addition of the Receivables in such Additional Accounts had a material effect on the composition of the assets of the Trust.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
          -----------------------------------------------------------------

Exhibits

4.1 Assignment No. 4 of Receivables in Additional Accounts, dated as of February 1, 1998 between Chase USA, as Transferor on and after June 1, 1996 and the Trustee.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              THE CHASE MANHATTAN BANK



                                              By: /s/ Patrick J. Margey
                                                 ---------------------------
                                              Name:   Patrick J. Margey
                                              Title:  Vice President



Date:  March 3, 1998

                               INDEX TO EXHIBITS
                               -----------------


Exhibit         Exhibit                                 Sequentially
-------         -------                                 ------------
 Number                                                 Numbered Pages
---------                                               ---------------
4.1             Assignment No. 4 of Receivables in             1
                Additional Accounts, dated as
                of February 1, 1998 between Chase
                USA, as Transferor on and
                after June 1, 1996 and the Trustee.